-------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
-------------------------------------------------------------------------------

                                                                    May 30, 1997

Dear Trust Shareholder:

      Domestic bond investors have experienced higher interest rates in the face of a resilient stock market and stronger economic growth over the past six months. However, as a pre-emptive strike at inflation, the Federal Reserve raised the Federal funds target rate one-quarter of a point at their March policy meeting.

      BlackRock expects that both production and consumption will continue to be strong in the coming months. However, the combined effects of higher interest rates and already rising consumer debt should lead to more moderate economic growth later in 1997. Despite inflation remaining relatively low, strong consumer confidence and robust industrial activity suggest that the potential for future inflation exists. Therefore, BlackRock currently maintains a cautious fundamental outlook for bonds. While we believe that one or two additional interest rate increases by the Fed may still be necessary to temper economic growth, it does not appear that 1997 will be a repeat of the dramatic rise in short term interest rates that the market witnessed in 1994.

      This report provides the Trust's portfolio managers an opportunity to provide you with detailed market commentary and review the major themes that have occurred in the portfolio over the past six months. We hope that you find this report informative and look forward to serving your financial needs in the future.

Sincerely,





/s/Laurence D. Fink                                     /s/Ralph L. Schlosstein
-------------------                                     -----------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                    May 30, 1997

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Investment Quality Municipal Trust Inc. ("the Trust") for the six months ended April 30, 1997. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BKN". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:

--------------------------------------------------------------------------------
                            4/30/97    10/31/96   CHANGE    HIGH        LOW
--------------------------------------------------------------------------------
  STOCK PRICE               $12.625    $12.4375    1.51%   $13.00     $12.25
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $14.41     $14.52     (0.76%)  $14.85     $14.18
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      Stronger economic data and accompanying inflation fears caused U.S. Treasury yields to rise during the six month period between November 1, 1996 and April 30, 1997. After reaching their lowest levels since March of 1996, Treasury yields began rising in December after Federal Reserve Chairman Alan Greenspan's commentary on "irrational exuberance" in the financial markets. Although inflationary measures such as commodity, producer and consumer prices remained relatively stable, tight labor markets and strong consumer confidence led the Federal Reserve to raise the Federal funds rate by 25 basis points (1/4%) at their March 25, 1997 monetary policy meeting to pre-emptively fight inflation. Hints of moderating economic growth during April proved to be a more accommodating environment for bonds, as Treasury yields fell towards month-end in response to a strong dollar, rising stock market and optimism for a balanced-budget agreement.

      For the six month period, the yield of the 10-year Treasury note rose 0.37% to end April 1997 at 6.71%. However, the 10-year's yield reached a high of 6.98% in mid-April before falling the last two weeks of the month as the likelihood for another interest rate hike by the Federal Reserve at the May meeting decreased. The 10-year municipal general obligation's yield rose only 15 basis points to end the period at 5.05%.

      Municipal bonds outperformed their taxable counterparts over the past six months, with longer maturity municipals generally outperforming shorter maturity issues. The municipal market, as measured by the Lehman Brothers Municipal Bond Index, posted a 2.01% total return from November 1, 1996 through April 1997 as compared against the Lehman Aggregate Index's return of 1.71% over the same period. Investor demand for longer dated municipal issues was particularly pronounced during the first quarter of 1997, in part because of a 10% decline in new issuance due to a higher interest rate environment. Additionally, rising interest rates created increased demand from fixed income investors searching for attractive after-tax yields and as a potential shelter from the volatility of the equity markets.

      Looking ahead, BlackRock will seek to take advantage of potential price weakness in short and intermediate maturity municipals. We believe that new municipal supply will remain low and that strong investor demand should provide a favorable environment for municipal bonds in the coming months.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

      The Trust has been emphasizing premium callable bonds, which have performed extremely well as market demand has increased for bonds with a defensive structure. As a result of their strong performance, the Trust may seek to reduce its exposure to premiums and reallocate into par bonds. Additionally, the Trust is currently seeking opportunities to reduce its exposure to lower rated investment grade credits (BBB and A), as the yield differential (or "spread") between lower and higher rated credits has narrowed. Due to this narrowing of credit spreads, which reduces the amount of extra yield investors receive by buying a lower rated credit, the Trust now favors moving into higher credit bonds because of the relatively small yield give-up.

      The following charts compare the Trust's current and October 31, 1996 asset composition and credit quality allocations:

                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
      SECTOR                               APRIL 30, 1997     OCTOBER 31, 1996
--------------------------------------------------------------------------------
    Power                                        21%                 12%
--------------------------------------------------------------------------------
    Transportation                               20%                 22%
--------------------------------------------------------------------------------
    University/School                            10%                  8%
--------------------------------------------------------------------------------
    Industrial                                   10%                  9%
--------------------------------------------------------------------------------
    Hospital                                      8%                  9%
--------------------------------------------------------------------------------
    Lease Revenue                                 7%                 12%
--------------------------------------------------------------------------------
    City, County & State                          6%                  8%
--------------------------------------------------------------------------------
    Housing                                       5%                  6%
--------------------------------------------------------------------------------
    Tax Revenue                                   5%                  1%
--------------------------------------------------------------------------------
    Pollution Control                             4%                  7%
--------------------------------------------------------------------------------
    Miscellaneous Revenue                         2%                  4%
--------------------------------------------------------------------------------
    Resource Recovery                             1%                  1%
--------------------------------------------------------------------------------
    Utility                                       1%                  --
--------------------------------------------------------------------------------
    Water & Sewer                                 --                  1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   STANDARD & POOR'S/MOODY'S/FITCH'S
           CREDIT RATING               APRIL 30, 1997       OCTOBER 31, 1996
--------------------------------------------------------------------------------
              AAA/Aaa                       57%                    43%
--------------------------------------------------------------------------------
               AA/Aa                         4%                     6%
--------------------------------------------------------------------------------
                A/A                         14%                    21%
--------------------------------------------------------------------------------
              BBB/Baa                       25%                    30%
--------------------------------------------------------------------------------

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,




/s/Robert Kapito                         /s/Kevin Klingert
-------------------                      ------------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.




--------------------------------------------------------------------------------

              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BKN
--------------------------------------------------------------------------------
   Initial Offering Date:                                     February 19, 1993
--------------------------------------------------------------------------------
   Closing Stock Price as of 4/30/97:                               $12.625
--------------------------------------------------------------------------------
   Net Asset Value as of 4/30/97:                                   $14.41
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 4/30/97 ($12.625)1:           6.24%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                         $0.065625
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                      $0.7875
--------------------------------------------------------------------------------

1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL                                                                              OPTION
          AMOUNT                                                                                 CALL            VALUE
RATING*    (000)                                DESCRIPTION                                  PROVISIONS++       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------

                  LONG-TERM INVESTMENTS--151.8%
                  ALABAMA--2.2%
Baa1      $5,000  Courtland Indl. Dev. Brd. Indl. Dev. Rev., Champion Intl. Corp., 7.20%,
                    12/01/13 ............................................................    5/02 at 103    $  5,395,150
                                                                                                           -------------

                  CALIFORNIA -- 11.8%
AAA       15,460  Los Angeles Cnty. Asset Leasing Corp. Rev., 5.95%, 12/01/07, AMBAC ....   No Opt. Call      16,727,102
AAA        4,750  Los Angeles Cnty. Met. Trans. Auth., Sales Tax Rev., Ser. A,
                    5.00%, 7/01/21, FGIC ................................................    7/03 at 100       4,208,120
                  University of California Rev., Research Facs., Ser. B,
A          2,000    6.10%, 9/01/10 ......................................................    9/03 at 102       2,053,900
A          3,305    6.20%, 9/01/11 ......................................................    9/03 at 102       3,393,673
A          2,000    6.25%, 9/01/12 ......................................................    9/03 at 102       2,033,720
                                                                                                           -------------
                                                                                                              28,416,515
                                                                                                           -------------
                  COLORADO -- 11.7%
                  Arapahoe Cnty. Cap. Impvt. Hwy. Rev., Trust Fund, Ser. E,
Baa        3,100    Zero Coupon, 8/31/04 ................................................   No Opt. Call       2,011,187
Baa        2,000    Zero Coupon, 8/31/07 ................................................ 8/05 at 89.239       1.060,260
Baa        2,250    6.90%, 8/31/15 ......................................................    8/05 at 103       2,387,835
                  Denver City & Cnty. Arpt. Rev.,
Baa        1,120    Ser. C, 6.65%, 11/15/05 .............................................   11/02 at 102       1,177,366
Baa        3,000    Ser. C, 6.50%, 11/15/06 .............................................   11/02 at 102       3,117,240
Baa       17,790    Ser. D, 7.00%, 11/15/25 .............................................   11/01 at 100      18,456,413
                                                                                                           -------------
                                                                                                              28,210,301
                                                                                                           -------------
                  DISTRICT OF COLUMBIA -- 0.8%
AAA        1,900  District of Columbia, G.O., Ser. E, 6.00%, 6/01/09, CAPMAC ............    6/03 at 102       1,936,537
                                                                                                           -------------
                  FLORIDA -- 5.2%
AAA        1,780  Florida Hsg. Fin. Agcy. Rev., Sngl. Fam. Mtg., Ser. 1994-A, 6.55%,
                    7/01/14 .............................................................    1/05 at 102       1,842,353
Baa3       6,000  Martin Cnty. Indl. Dev. Auth., Indiantown Cogeneration Proj., Ser. A,
                    7.875%, 12/15/25 ....................................................   12/04 at 102       6,693,300
BBB        4,000  Santa Rosa Bay Bridge Auth. Florida Rev., 6.25%, 7/01/28 ..............    7/06 at 102       3,956,640
                                                                                                           -------------
                                                                                                              12,492,293
                                                                                                           -------------
                  GEORGIA -- 3.6%
AAA        6,000  Georgia Mun. Pwr. & Elec. Auth., Ser. T, 6.50%, 1/01/99+++, FGIC ......    No Opt.Call       6,198,600
AA+        2,250  Georgia St. Hsg. & Fin. Auth. Rev., Sngl. Fam. Mtg., Ser. C, 7.00%,
                    12/01/15, FHA .......................................................   12/04 at 102       2,361,105
                                                                                                           -------------
                                                                                                               8,559,705
                                                                                                           -------------
                  ILLINOIS -- 5.7%
AAA        4,650  Chicago O'Hare Int'l. Arpt. Spl. Fac. Rev., Luthansa Airlines Proj.,
                    7.125%, 5/01/18 .....................................................    5/01 at 102       4,992,194
                  Illinois Edl. Facs. Auth. Rev., Loyola Univ., FGIC,
AAA        5,000    4.125%+, 7/01/13 ....................................................    7/03 at 102       4,891,250
AAA        4,000    5.45%+, 7/01/14 .....................................................    7/03 at 102       3,849,480
                                                                                                           -------------
                                                                                                              13,732,924
                                                                                                           -------------
                  INDIANA -- 3.8%
Baa2       8,595  Indianapolis Arpt. Auth. Rev., Spl. Facs. Fed. Express Corp. Proj.,
                    7.10%, 1/15/17 ......................................................    7/04 at 102       9,201,721
                                                                                                           -------------

                  KENTUCKY -- 6.1%
AAA       15,000  Kentucky St. Tpke. Auth., Econ. Dev. Road Rev., 3.95%+, 7/01/13, AMBAC     7/03 at 102      14,756,700
                                                                                                           -------------

                       See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL                                                                              OPTION
          AMOUNT                                                                                 CALL            VALUE
RATING*    (000)                                DESCRIPTION                                  PROVISIONS++       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------


                  LOUISIANA -- 12.8%
AAA      $14,400  Louisiana Pub. Facs. Auth. Hosp. Rev., Our Lady of the Lake Regl.
                    Med. Ctr., 4.19%+, 12/01/22, FSA ....................................  12/03 at 102    $ 13,696,272
AAA        7,860  Louisiana Stadium & Expo Dist., Ser. B, 6.375%, 7/01/25, FGIC .........   7/05 at 102       8,217,159
AAA        8,860  Louisiana Stadium & Expo Dist., Htl., Ocpcy. Tax, 6.00%, 7/01/16, FGIC    7/06 at 102       8,962,953
                                                                                                          -------------
                                                                                                             30,876,384
                                                                                                          -------------
                  MARYLAND -- 6.2%
Aa         9,940  Maryland St. Dept. Hsg. & Comn. Dev. Admin., Sngl. Fam. Prog., Ser. 2,
                    6.55%, 4/01/26 ......................................................   4/05 at 102      10,146,851
A-         1,500  Maryland St. Energy Fin. Admin., Bld. Wst. Disp. Rev.,
                    Wheelabrator Wtr. Proj., 6.45%, 12/01/16 ............................  12/06 at 102       1,543,050
AAA        3,175  Northeast Waste Disp. Auth. Rev., Sld. Wst., Montgomery Cnty.
                    Res. Rec. Proj., Ser. A, 6.30%, 7/01/16, MBIA .......................   7/03 at 102       3,239,770
                                                                                                          -------------
                                                                                                             14,929,671
                                                                                                          -------------

                  MASSACHUSETTS -- 10.9%
AAA       23,000  Massachusetts Mun. Whsl Elec. Co. Pwr.Supply Sys. Rev., Ser. A,
                    5.45%, 7/01/18, AMBAC ...............................................   7/03 at 102      21,404,260
A1         4,850  New England Ed. LnMktg Corp. Ser. F, 5.625%, 7/01/04 ..................  No Opt. Call       4,872,941
                                                                                                          -------------
                                                                                                             26,277,201
                                                                                                          -------------

                  MISSOURI -- 0.4%
NR         1,000  Lake of The Ozarks Comn. Bridge, 6.25%, 12/01/16 ......................  12/06 at 102         977,550
                                                                                                          -------------
                  NEVADA -- 9.4%
                  Clark Cnty. Sch. Dist., Bldg. &Renovation Ser. B, FGIC
AAA       10,000    5.50%, 6/15/15 ......................................................   6/07 at 101       9,684,300
AAA        9,215    5.625%, 6/15/13 .....................................................   6/07 at 101       9,157,406
AAA        3,750  Washoe Cnty. Arpt. Auth., Arpt. Sys. Impvt. Rev., Ser. B, 5.80%,
                    7/01/09, MBIA .......................................................   7/03 at 102       3,830,475
                                                                                                          -------------
                                                                                                             22,672,181
                                                                                                          -------------
                  NEW YORK -- 21.8%
                  New York City, G.O.,
Baa1       4,140    Ser. A, 6.00%, 8/01/05 ..............................................  No Opt. Call       4,228,762
Baa1       7,000    Ser. E, 6.50%, 2/15/06 ..............................................  No Opt. Call       7,348,320
Baa1       7,000    Ser. H, 7.20%, 2/01/13 .............................................. 2/02 at 101.5       7,574,280
                  New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group
                    Assoc. Proj.,
A          4,000    6.00%, 1/01/08 ......................................................   1/04 at 102       4,103,200
A          1,000    6.00%, 1/01/15 ......................................................   1/04 at 102         990,060
A          7,000    6.00%, 1/01/19 ......................................................   1/04 at 102       6,907,040
AAA        8,000  New York St. ThruwayAuth. Service Contract Rev., LocalHwy &Bridge,
                    5.75%, 4/01/13, MBIA ................................................   4/04 at 102       8,033,760
AAA        2,620  New York St. Urban Dev. Corp. Rev., Correctional Facs, 5.625%,
                    1/01/07, AMBAC ......................................................   1/03 at 102       2,706,224
Baa1       3,000  New York St. Dorm. Auth. Rev., St. Univ. Edl. Facs., Ser. B, 6.10%,
                    5/15/09 .............................................................   5/04 at 102       3,065,070
Baa        1,955  New York St. Hsg. Fin. Agcy. Rev., Hlth. Facs. of New York City,
                    Ser. A, 6.375%, 11/01/04 ............................................  No Opt. Call       2,045,380
AAA        5,000  New York St. Med. Care Facs. Rev., New York Hosp., Ser. A, 6.60%,
                    2/15/09, AMBAC ......................................................   2/05 at 102       5,456,750
                                                                                                          -------------
                                                                                                             52,458,846
                                                                                                          -------------
                  NORTH CAROLINA -- 6.6%
                  North Carolina Eastn. Mun. Pwr. Agcy. Rev., Ser. B, CAPMAC,
AAA        5,300    6.00%, 1/01/22 ......................................................  No Opt. Call       5,350,774
AAA        2,500    6.00%, 1/01/26 ......................................................  No Opt. Call       2,531,000
AAA        5,000    7.00%, 1/01/08 ......................................................  No Opt. Call       5,656,700
A3         2,150  North Carolina Mun. Pwr, Agcy, Elec. Rev., Catawba No. 1, 7.50%,
                    1/01/17 .............................................................   1/98 at 102       2,224,949
                                                                                                          -------------
                                                                                                             15,763,423
                                                                                                          -------------



                       See Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------------------------
         PRINCIPAL                                                                              OPTION
          AMOUNT                                                                                 CALL            VALUE
RATING*    (000)                                DESCRIPTION                                  PROVISIONS++       (NOTE 1)
------------------------------------------------------------------------------------------------------------------------


                  OHIO -- 0.4%

NR       $ 1,000  CLEVELAND CUYAHOGA CNTY, OHIO PORT AUTH., REV.,
                     PORT DEV. PROJ.
                     6.00%, 3/01/07 ..................................................... NO OPT. CALL     $     976,380
                                                                                                           -------------


                  PENNSYLVANIA -- 5.6%
AAA       10,100  Lehigh Cnty. Gen. Purpose Auth. Rev., St. Lukes Hosp. Bethlehem Proj.,
                    4.00%+, 11/15/13, AMBAC ............................................. 11/03 at 102         9,684,284
AAA        4,000  Pennsylvania Intergovernmental Coop. Auth., Spl. Tax Rev.,Philadelphia
                    Fdg. Prog., 5.50%, 6/15/20, FGIC ....................................  6/06 at 100         3,823,400
                                                                                                           -------------
                                                                                                              13,507,684
                                                                                                           -------------
                  RHODE ISLAND -- 2.5%
AA+        3,785  Rhode Island Hsg. & Mtg. Fin., Homeownership Oppty., Ser. 15-B,
                    6.75%, 10/01/17 .....................................................  4/04 at 102         3,937,081
AAA        2,000  Rhode Island St Hlth. & Edu, Bldg. Corp., Rev., Hosp. Fin. 5.50%,
                    5/15/16, MBIA .......................................................  5/07 at 102         1,926,600
                                                                                                           -------------
                                                                                                               5,863,681
                                                                                                           -------------
                  TENNESSEE -- 3.7%
A3         8,500  Maury Cnty. Ind. Dev. Brd. Poll. Ctrl. Rev., Saturn Corp. Proj.,
                    6.50%, 9/01/24 ......................................................  9/04 at 102         8,864,310
                                                                                                           -------------
                  TEXAS -- 8.2%
Baa1       9,800  Brazos River Auth. Poll. Ctrl. Rev., Coll-Texas Utilities Co. Proj.,
                    8.25%, 1/01/19 ......................................................  1/99 at 102        10,435,922
A3         3,625  Matagorda Cnty, Nav. Dist. No. 1 Rev., Coll-Houston Light &Pwr, Ser. B
                    7.70%, 2/01/19 ......................................................  2/98 at 102         3,766,230
A2         2,500  Port of Bay City Auth. Matagorda Cnty, Rev., Hoechst Celanese
                    Corp. Proj.,
                    6.50%, 5/01/26 ......................................................  5/06 at 102         2,589,175
Baa1       2,640  Sabine River Auth. Poll, Ctrl, Rev., Coll-Texas Utilities Elec. Proj.,
                    Ser. B, 8.25%, 10/01/20 ............................................. 10/00 at 102         2,900,304
                                                                                                           -------------
                                                                                                              19,691,631
                                                                                                           -------------
                  UTAH -- 2.4%
AAA        4,450  Intermountain Pwr. Agcy, Rev, Pwr, Supply, Ser. F, 5.00%, 7/01/13,
                    AMBAC ...............................................................  6/97 at 100         4,052,215
A1         1,800  IntermountainPwr. Agcy. Fst.Crossover Ser. 86 B, 5.00%, 7/01/16 .......  6/97 at 100         1,603,674
                                                                                                           -------------
                                                                                                               5,655,889
                                                                                                           -------------
                  WASHINGTON -- 8.5%
                  Washington St. Pub. Pwr. Supply Sys. Rev.,
AAA       13,395    Nuclear Proj. No. 1, 5.75%, 7/01/11, MBIA ...........................  7/06 at 102        13,420,852
AAA        2,000    Nuclear Proj. No. 2, 5.55%, 7/01/10, FGIC ...........................  7/03 at 102         1,940,660
AAA        5,000    Nuclear Proj. No. 1, Ser. A, 6.25%, 7/01/17, MBIA ...................  7/02 at 102         5,070,900
                                                                                                           -------------
                                                                                                              20,432,412
                                                                                                           -------------

                  WEST VIRGINIA -- 1.5%
A2         3,500  Braxton Cnty. Sld. Wst. Auth., Weyerhaeuser Co. Proj., 6.50%, 4/01/25 .  4/05 at 102         3,630,865
                                                                                                           -------------
                  Total Long-Term Investments (cost $359,186,261)                                            365,279,954
                                                                                                           -------------
                  SHORT-TERM INVESTMENTS** -- 1.3%
A1+        3,200  Washington St HlthCare Fac. Auth. Rev., 3.95%, 5/01/97, FRDD                                 3,200,000
                                                                                                           -------------
                  TOTAL INVESTMENTS-- 153.1% (COST $362,386,261)                                             368,479,954
                  Other assets in excess of liabilities-- 0.9%                                                 2,204,528
                  Liquidation value of preferred stock-- (54.0)%                                            (130,000,000)
                                                                                                           -------------
                  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-- 100%                                       $240,684,482
                                                                                                           =============

----------------
 *  Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
  + These bonds contain embedded caps. See glossary for definition.
 ++ Option call provisions: date (month/year) and prices of the earliest call or redemption. There may be other call provisions at varying prices at later dates.
+++ This bond is prerefunded. See glossary for definition.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:
     AMBAC          -- American Municipal Bond Assurance Corporation
     CAPMAC         -- Capital Markets Assurance Corporation
     FHA            -- Federal Housing Administration
     FGIC           -- Financial Guaranty Insurance Company
     FRDD           -- Floating Rate Daily Demand**
     FSA            -- Financial Security Assurance
     G.O.           -- General Obligation Bond
     MBIA           -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value
  (cost $362,386,261) (Note 1) .................. $368,479,954
Cash ............................................       21,114
Receivable for investments sold .................    3,871,553
Interest receivable .............................    6,722,132
Deferred organization expenses and other assets .       28,065
                                                  ------------
                                                   379,122,818
                                                  ------------
LIABILITIES
Payable for investments purchased ...............    7,849,593
Dividends payable--common stock .................      193,723
Dividends payable--preferred stock ..............       13,901
Investment Advisory fee payable (Note 2) ........      107,685
Administration fee payable (Note 2) .............       46,151
Other accrued expenses ..........................      227,283
                                                  ------------
                                                     8,438,336
                                                  ------------
NET INVESTMENT ASSETS                             $370,684,482
                                                  ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) .......................... $    167,071
    Paid-in capital in excess of par ............  232,077,765
  Preferred stock (Note 4) ......................  130,000,000
                                                  ------------
                                                   362,244,836
  Undistributed net investment income ...........      952,205
  Accumulated net realized gain .................    1,393,748
  Net unrealized appreciation ...................    6,093,693
                                                  ------------
  Net investment assets, April 30, 1997 ......... $370,684,482
                                                  ============
  Net assets applicable to common
    shareholders ................................ $240,684,482
                                                  ============
Net asset value per common share:
  ($240,684,482 / 16,707,093 shares of
    common stock issued and outstanding) ........       $14.41
                                                        ======




--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned               $10,434,128
                                             -----------


Expenses
  Investment advisory                            650,394
  Administration                                 278,740
  Auction agent                                  181,181
  Custodian                                       48,000
  Reports to shareholders                         35,000
  Directors                                       28,000
  Audit                                           19,000
  Transfer agent                                  10,000
  Legal                                            5,000
  Miscellaneous                                   58,331
                                             -----------
  Total expenses                               1,313,646
                                             -----------
Net investment income                          9,120,482
                                             -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain on investments               1,462,413
Net change in unrealized appreciation
  on investments                              (3,302,831)
                                             -----------
Net loss on investments                       (1,840,418)
                                             -----------
NET INCREASE IN NET INVESTMENT ASSETS
  RESULTING FROM OPERATIONS                  $ 7,280,064
                                             ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN
NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                       SIX MONTHS          YEAR
                                                                                          ENDED            ENDED
                                                                                        APRIL 30,       OCTOBER 31,
                                                                                          1997             1996
                                                                                        ---------        ---------

INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
   Net investment income ........................................................    $  9,120,482      $ 18,067,373
   Net realized gain on investments .............................................       1,462,413         5,454,251
   Net change in unrealized appreciation on investments .........................      (3,302,831)          140,869
                                                                                     ------------      ------------
   Net increase in net investment assets resulting from operations ..............       7,280,064        23,662,493
                                                                                     ------------      ------------
   DIVIDENDS AND DISTRIBUTIONS:
   To common shareholders from net investment income ............................      (6,522,266)      (13,156,544)
   To common shareholders from net realized gain on investments .................        (266,228          (239,692)
   To common shareholders in excess of net realized gain on investments .........         (55,965)               --
   To preferred shareholders from net investment income .........................      (2,195,913)       (4,619,604)
   To preferred shareholders from net realized gain on investments ..............         (84,500)          (89,343)
   To preferred shareholders in excess of net realized gain on investments ......         (18,070)               --
                                                                                     ------------      ------------
   Total dividends and distributions ............................................      (9,142,942)      (18,105,183)
                                                                                     ------------      ------------
       Total increase (decrease) ................................................      (1,862,878)        5,557,310

NET INVESTMENT ASSETS
Beginning of period .............................................................     372,547,360       366,990,050
                                                                                     ------------      ------------
End of period ...................................................................    $370,684,482      $372,547,360
                                                                                     ============      ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                           FOR THE PERIOD
                                                                                                                ENDED
                                                            SIX MONTHS                                      FEBRUARY 26,
                                                               ENDED           YEAR ENDED OCTOBER 31,           1993*
                                                             APRIL 30,    -------------------------------   TO OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:                                1997       1996        1995        1994         1993
                                                             ---------     ----        ----        ----    --------------

Net asset value, beginning of period                         $ 14.52     $ 14.18      $ 12.05     $ 14.76     $ 14.10
                                                             -------     -------      -------     -------     -------
   Net investment income                                        0.55        1.09         1.10        1.06        0.66
   Net realized and unrealized gain (loss) on investments      (0.11)       0.34         2.16       (2.64)       0.74
                                                             -------     -------      -------     -------     -------
Net increase (decrease) from investment operations              0.44        1.43         3.26       (1.58)       1.40
                                                             -------     -------      -------     -------     -------
Dividends and Distributions:
   Dividends from net investment income to:
     Common shareholders                                       (0.39)      (0.79)       (0.82)      (0.90)      (0.45)
     Preferred shareholders                                    (0.13)      (0.28)       (0.31)      (0.21)      (0.11)
   Distributions from net realized gain on investments to:
     Common shareholders                                       (0.02)      (0.01)          --          --          --
     Preferred shareholders                                    (0.01)      (0.01)          --          --          --
   Distributions in excess of net realized gain on
     investments to:
     Common shareholders                                         ***          --           --          --          --
     Preferred shareholders                                      ***          --           --          --          --
                                                             -------     -------      -------     -------     -------
             Total dividends and distributions                 (0.55)      (1.09)       (1.13)      (1.11)      (0.56)
                                                             -------     -------      -------     -------     -------
     Capital charge with respect to issuance of shares            --          --           --       (0.02)      (0.18)
                                                             -------     -------      -------     -------     -------
Net asset value, end of period**                             $ 14.41     $ 14.52      $ 14.18     $ 12.05     $ 14.76#
                                                             =======     =======      =======     =======     =======
Per share market value, end of period**                      $12.625     $ 12.44      $ 12.00     $10.375     $14.125
                                                             =======     =======      =======     =======     =======
TOTAL INVESTMENT RETURN+                                        4.69%      10.41%       24.01%     (20.98)%      3.36%
                                                             =======     =======      =======     =======     =======
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:+++
Expenses                                                       1.08%++     1.12%        1.16%       1.14%       1.04%++
Net investment income before preferred stock dividends         7.50%++     7.57%        8.36%       7.80%       6.86%++
Preferred stock dividends                                      1.89%++     1.97%        2.34%       1.55%       1.11%++
Net investment income available to common shareholders         5.61%++     5.60%        6.02%       6.25%       5.75%++
                                                             -------     -------      -------     -------     -------
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands)    $243,074    $238,540     $219,740    $226,935    $236,810
Portfolio turnover                                                86%        164%         182%        210%        110%
Net assets of common shareholders, end of period
   (in thousands)                                           $240,684    $242,547     $236,990    $201,343    $246,631
Preferred stock outstanding (in thousands)                  $130,000    $130,000     $130,000    $130,000    $130,000
Asset coverage per share of preferred stock,
   end of period##                                          $ 71,285    $ 71,644     $ 70,575    $127,440    $144,858

-----------------
 *   Commencement of investment operations.
 ** Net asset value and market value are published in THE WALL STREET JOURNAL each Monday.
 *** Actual  amount paid to common  shareholders  for the six months ended April
     30, 1997 was $0.00335 per share, and the actual amount paid to preferred shareholders was $0.00108 per common share.
# Net asset value immediately after the closing of the first public offering was $14.05. ## A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
 ++  Annualized.
 +++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred stock relative to the average net assets of common shareholders.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The BlackRock Investment Quality  Municipal  Trust
POLICIES                      Trust Inc. (the "Trust") was organized in Maryland
                              on  November  19,  1992 as a  diversified, closed-
end management investment company. The Trust had no transactions until February 16, 1993 when it sold 7,093 shares of common stock for $100,012 to BlackRock Financial Management, Inc. (the "Adviser"). Investment operations commenced on February 26, 1993.

   The Trust's investment objective is to manage a diversified portfolio of investment-grade securities to achieve high current income exempt from regular Federal income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $65,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS            The Trust has an Investment     Advisory Agreement
                              with BlackRock  Financial  Management,  Inc., (the
                              "Adviser"),  a wholly-owned  corporate  subsidiary
of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.15% of the Trust's average weekly net investment assets.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             Purchases  and  sales  of  investment  securities,
SECURITIES                    other  than  short-term investments, for  the  six
                              months    ended    April   30,   1997   aggregated
                              $317,934,596 and $315,419,511, respectively.

   The federal income tax basis of the Trust's investments at April 30, 1997 was $362,467,483, and accordingly, net unrealized appreciation was $6,012,471 (gross unrealized appreciation--$7,963,902, gross unrealized depreciation--$1,951,431).

NOTE 4. CAPITAL               There  are  200  million  shares of $.01 par value
                              common stock authorized. Of the 16,707,093 common shares outstanding at April 30, 1997, the Adviser owned 7,093 shares. As of April 30, 1997, there were 5,200 shares of Preferred Stock outstanding as follows: Series T7--2,600 and Series T28--2,600.

   Offering costs ($1,046,346) incurred in connection with the underwriting of the Trust's common stock have been charged to paid-in capital in excess of par of the common stock.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On April 1, 1993, the Trust reclassified 2,600 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series T7--1,300 shares, Series T28--1,300 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Market Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 per share plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   The underwriting discount ($1,950,000) and offering costs ($328,828) incurred in connection with the Preferred Stock offering have been charged to paid-in capital in excess of par of the common stock.

Dividends on Series T7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series T28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 3.30% to 4.99% during the six months ended April 30, 1997.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent  to  April  30,  1997, the   Board   of
AND DISTRIBUTIONS             Directors of the Trust declared  a  dividend  from
                              undistributed  earnings of  $0.065625  per  common
share payable May 30, 1997 to  shareholders of record on May 15, 1997.

   For the period May 1 through May 31, 1997 dividends declared on Preferred Stock totalled $391,187 in aggregate for the two outstanding Preferred Stock series.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held April 15, 1997 to vote on the following matters: (1)To elect four Directors to serve as follows:

         DIRECTOR                           CLASS        TERM           EXPIRING
         -------                            -----        ----            -------
         Richard E.Cavanagh ...........       I          3 years           2000
         James Grosfeld ...............       I          3 years           2000
         James Clayburn LaForce, Jr. ..       I          3 years           2000
         Walter F. Mondale ............       II         3 years           2000

Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Laurence D. Fink, Frank J. Fabozzi, and Ralph L. Schlosstein.

      (2)To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1997.

Shareholders elected the four Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                        VOTES FOR   VOTES AGAINST    ABSTENTIONS
                                        ---------   -------------    -----------
         Richard E.Cavanagh ..........      3,342         0                  21
         James Grosfeld .............. 11,390,421         0              92,179
         James Clayburn LaForce, Jr. . 11,389,721         0              92,879
         Walter F. Mondale ........... 11,376,445         0             106,155
         Ratification of Deloitte &
           Touche LLP ................ 11,350,222    25,489             106,888

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock" or the "Adviser") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $48 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American Stock Exchanges, several open-end funds and over 100 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, N.A., one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. Examples of the types of securities that the Trust may invest in include general obligation bonds, which are backed by the full taxing power of the municipality (states, counties and cities), and revenue bonds, which are backed by a revenue source associated with the issuing municipality or by a special tax. Revenue bonds include those that are backed by revenues generated by universities, hospitals, housing developments, utilities, public facilities, toll roads, airports, etc.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in municipal debt securities that are diversified both geographically and according to revenue source. As such, the Adviser actively manages the assets in relation to market conditions and interest rate changes. In seeking the investment objective, the Trust does not expect to invest more than 25% of its total assets in municipals that are issued by the same state. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax).

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. To protect the common stockholders from increases in the cost of the preferred stock dividends, the Trust invests in securities called "additional interest bonds" or "embedded caps", which can help to limit the risk of increasing costs of leverage in a rising interest rate or flattening yield curve environment. These bonds pay additional interest when short-term municipal interest rates rise above a predetermined rate, or "cap". These securities are used, when available in the marketplace, to attempt to offset increases in the interest paid to preferred stockholders and may allow the Trust to maintain dividend levels to common stockholders in interest rate environments where the yield curve is either flat or inverted. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

      The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor.

The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank andTrust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen. As mentioned above, the Trust will attempt to maintain a percentage of its investments in additional interest bonds which may help protect the Trust's income from increases in the cost of leverage.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:

Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:

Shareholders may elect to have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

EMBEDDED CAP BONDS:

Also known as additional interest municipal bonds. These securities are intended to protect the income that a fund earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short term rates rise significantly.

MARKET PRICE:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE NEW YORK TIMES or THE WALL STREET JOURNAL each Monday.

PREMIUM:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:

These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                        STOCK               MATURITY
PERPETUAL TRUSTS                                                                        SYMBOL                DATE
                                                                                        ------              --------
The BlackRock Income Trust Inc.                                                          BKT                    N/A
The BlackRock North American Government Income Trust Inc.                                BNA                    N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                       BBT                   12/98
The BlackRock 1999 Term Trust Inc.                                                       BNN                   12/99
The BlackRock Target Term Trust Inc.                                                     BTT                   12/00
The BlackRock 2001 Term Trust Inc.                                                       BLK                   06/01
The BlackRock Strategic Term Trust Inc.                                                  BGT                   12/02
The BlackRock Investment Quality Term Trust Inc.                                         BQT                   12/04
The BlackRock Advantage Term Trust Inc.                                                  BAT                   12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                BCT                   12/09



TAX EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                         STOCK               MATURITY
PERPETUAL TRUSTS                                                                         SYMBOL                 DATE
                                                                                         ------              --------

The BlackRock Investment Quality Municipal Trust Inc.                                    BKN                    N/A
The BlackRock California Investment Quality Municipal Trust Inc.                         RAA                    N/A
The BlackRock Florida Investment Quality Municipal Trust                                 RFA                    N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                         RNJ                    N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                           RNY                    N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                           BMN                   12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                     BRM                   12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                          BFC                   12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                  BRF                   12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                            BLN                   12/08
The BlackRock Insured Municipal Term Trust Inc.                                          BMT                   12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $48 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 100 institutional clients in the United States and overseas.

      BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

      BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having a specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.


                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F.Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 688-0928

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1997 were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                   THE BLACKROCK INVESTMENT QUALITY MUNICIPAL
                                   TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 227-7BFM

                                                                   09247D-105
                                                                   09247D-204
                                                                   09247D-303

[RECYCLE LOGO]      Printed on recycled paper






THE BLACKROCK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
================================================================================
SEMI-ANNUAL REPORT
APRIL 30, 1997

                                   [GRAPHIC]